UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2017

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 Quail Springs Parkway Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

As previously disclosed, on February 17, 2017, Gulfport Energy Corporation (the “Company”), through its wholly-owned subsidiary Gulfport MidCon LLC (“Gulfport MidCon”) (formerly known as SCOOP Acquisition Company, LLC), completed its acquisition (the “Acquisition”) of certain assets from Vitruvian II Woodford, LLC, an unrelated third-party seller (the “Seller”), under its previously reported Purchase and Sale Agreement (the “Purchase Agreement”) by and among the Seller, the Company and Gulfport MidCon, dated as of December 13, 2016, as amended and supplemented by that certain Closing Agreement and Amendment, dated as of February 17, 2017, by and among the Seller, the Company and Gulfport MidCon. This Current Report on Form 8-K is being filed solely for the purpose of updating certain historical and pro forma financial statements relating to the Acquisition, originally filed on the Company’s Current Report on Form 8-K on December 15, 2016 in connection with the signing of the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

•	Audited financial statements of Vitruvian II Woodford, LLC, comprised of the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, changes in members’ equity, and cash flows for each of the years in the three-year period ended December 31, 2016, and the related notes to the financial statements, attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Statements

The following unaudited pro forma consolidated financial information of Gulfport, giving effect to the Acquisition and the related financing transactions, is included in Exhibit 99.2 hereto:

•	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2016.

•	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016.

(d)	Exhibits

Number	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Historical audited financial statements of Vitruvian II Woodford, LLC.

99.2	Unaudited pro forma consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: April 18, 2017	By:	/s/ Keri Crowell
Keri Crowell Chief Financial Officer

Exhibit Index

Number	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Historical audited financial statements of Vitruvian II Woodford, LLC.

99.2	Unaudited pro forma consolidated financial information.